SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2002
Commission File No.:    33-9472-D


                         E'PRIME AEROSPACE CORPORATION
             (Exact name of registrant as specified in its charter)


        Colorado                                       59-2802081
(State of Incorporation)                    (IRS Employer Identification No.)

                 320 Indian River Avenue, Titusville, FL  32796
                    (Address of principal executive offices)

                                 321-269-0900
              (Registrant's telephone number, including area code)

                                     N/A
          (Former name or former address, if changed since last report.)

Exhibits included in this filing - One

Item 4. Changes in Registrant's Certifying Accountant

On December 12, 2001, E'Prime Aerospace Corporation made a decision to engage Charles R. Hunt, CPA, PA as auditor for its fiscal year ended September 30, 2001. The auditor for prior year-end financial statements was Tedder, James, Worden & Associates, PA.

(a) If an independent accountant who was previously engaged as the principal accountant to audit the registrant's financial statements, or an independent accountant upon whom the principal accountant expressed reliance in its report regarding a significant subsidiary, resigns (or indicates it declines to stand for re-election after the completion of the current audit) or is dismissed, then provide the information required by Item 304(a)(1), including compliance with Item 304(a)(3) of Regulation S-K and the related instructions to Item 304.

E'Prime Aerospace Corporation made a decision to change audit firms solely for financial reasons.

The previous reports of Tedder, James, Worden & Associates, PA contained a "going concern" qualification.

The decision was made by the Board of Directors at a meeting held December 12, 2001.

E'Prime Aerospace Corporation knows of no disagreements with Tedder, James, Worden & Associates, PA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the registrant's two most recent fiscal years and any subsequent interim period. The forgoing is required by Regulation S-K, Item 304a.1.iv.

The following is required by Regulation S-K, Item 304a.1.v.

Tedder, James, Worden & Associates, PA has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

Tedder, James, Worden & Associates, PA has not advised the registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management.

Tedder, James, Worden & Associates, PA has not advised the registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered, that if further investigated may:

Materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements),or

Cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and

Due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; and

Tedder, James, Worden & Associates, PA has not advised the registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that due to the accountant's resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

(b) If a new independent accountant has been engaged as either the principal accountant to audit the registrant's financial statements or as an independent accountant on whom the principal accountant has expressed, or is expected to express, reliance in its report regarding a significant subsidiary, then provide the information required by Item 304(a)(2) of Regulation S-K.
Not Applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E' PRIME AEROSPACE CORPORATION

/s/Bob G. Davis
Bob G. Davis, President

Date: January 9, 2002

                                   Exhibit One

Securities and Exchange Commission
405 5th Street, N.W.
Washington, DC  20549

To Whom It May Concern:

We have read and agree with the comments in Item 4 of Form 8-K of E'Prime Aerospace Corporation dated December 12, 2001.


Very truly yours,

Tedder, James, Worden & Associates, P.A.